UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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PHOTRONICS, INC.

________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 PHOTRONICS, INC.
15 Secor Road
Brookfield, Connecticut 06804
(203) 775-9000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 30, 2007
__________________________________________________________

TO THE SHAREHOLDERS OF PHOTRONICS, INC.

Notice is hereby given that the Annual Meeting of Shareholders of Photronics, Inc. will be held at the Company’s headquarters located at Building 1, 15 Secor Road, Brookfield, CT 06804 on March 30, 2007, at 9:00 a.m. Eastern Daylight Time, for the following purposes:

1)	To elect 7 members of the Board of Directors;

2)	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending October 28, 2007;

3)	To consider and vote on a proposal to approve a new 2007 Long Term Equity Incentive Plan; and

4)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed February 9, 2007 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Edwin L. Lewis
Edwin L. Lewis
Secretary

February 22, 2007

PHOTRONICS, INC.
15 Secor Road
Brookfield, Connecticut 06804
(203) 775-9000
______________________________________

PROXY STATEMENT

For the Annual Meeting of Shareholders
to be held on March 30, 2007

GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors (the “Board” or “Board of Directors”) of Photronics, Inc. (the “Company”), to be voted at the Annual Meeting of Shareholders to be held on March 30, 2007, at 9:00 a.m. Eastern Daylight Time at the Company’s headquarters located at Building 1, 15 Secor Road, Brookfield, Connecticut 06804, or any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the enclosed proxy card are first being sent or given to shareholders on or about February 22, 2007.

The persons named as proxies on the accompanying proxy card have informed the Company of their intention, if no contrary instructions are given, to vote the shares of the Company’s common stock (“Common Stock”) represented by such proxies “FOR” Proposals 1, 2, and 3 and in accordance with their best judgment on any other matters which may come before the Annual Meeting. The Board of Directors does not know of any business to be brought before the Annual Meeting other than as set forth in the notice.

Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use upon (a) receipt by the Secretary of the Company of written notice of such revocation; (b) receipt by the Secretary of the Company of a properly executed proxy bearing a later date; or (c) appearance by the shareholder at the Annual Meeting and his or her request to revoke the proxy. Any such notice or proxy should be sent to Photronics, Inc., 15 Secor Road, Brookfield, Connecticut 06804, Attention: Secretary. Appearance at the Annual Meeting without a request to revoke a proxy will not revoke a previously executed and delivered proxy.

QUORUM; REQUIRED VOTES

Only shareholders of record at the close of business on February 9, 2007, are entitled to notice of and to vote at the Annual Meeting. As of February 9, 2007, there were 41,781,580 shares of Common Stock issued and outstanding, each of which is entitled to one vote. At the Annual Meeting, the presence in person or by proxy of the holders of a majority of the total number of shares of outstanding Common Stock will be necessary to constitute a quorum. Assuming a quorum is present, the matters to come before the Annual Meeting that are listed in the Notice of Meeting require the following votes to be approved: (1) Proposal 1 (Election of Directors) - - a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to elect 7 members of the Board of Directors; (2) Proposal 2 (Ratification of Selection of Independent Registered Public Accounting Firm for the Fiscal Year Ending October 28, 2007) - - a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP; and (3) Proposal 3 (2007 Long Term Equity Incentive Plan) - - a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve the 2007 Long Term Equity Incentive Plan. Abstentions will be considered as present but will not be considered as votes in favor of any matter; broker non-votes will not be considered as present for the matter as to which the shares are not voted.

     OWNERSHIP OF COMMON
STOCK BY DIRECTORS, OFFICERS
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information on the beneficial ownership of the Company’s Common Stock as of February 9, 2007 by: (i) beneficial owners of more than five percent of the Common Stock; (ii) each director; (iii) each nominee for election as a director; (iv) each currently employed executive officer named in the summary compensation table set forth below; and (v) all directors and currently employed executive officers of the Company as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percentage of Class

Walter M. Fiederowicz	62,250	(3)	*
Joseph A. Fiorita, Jr.	107,150	(3) (4)	*
Soo Hong Jeong	256,652	(3)	*
Edwin L. Lewis	63,110	(3)	*
Michael J. Luttati	356,288	(3)	*
Constantine S. Macricostas	2,718,614	(3) (5)	6.51%
George Macricostas	105,030	(3) (6)	*
Willem D. Maris	69,250	(3)	*
Christopher J. Progler	83,918	(3)	*
Sean T. Smith	181,225	(3)	*
Mitchell G. Tyson	38,000	(3)	*
Barclays Global Investors Japan Limited	3,377,165	(7)	8.09%
Ebisu Prime Square
Tower 8th Floor
1-1-39 Hiroo Shibuya-Ku
Tokyo, 150-8402 Japan
Dimensional Fund Advisors LP	2,839,079	(8)	6.81%
1299 Ocean Avenue
Santa Monica, CA 90401
Citadel Limited Partnership	2,962,513	(9)	6.60%
131 S. Dearborn Street
Chicago, IL 60603
Letko, Brosseau & Ass. Inc.	3,171,250	(10)	7.60%
1800 McGill College Avenue, Suite 2510
Montreal, QC H3A 3J6 Canada
Macricostas Partners, L.P.	2,280,000		5.46%
1122 Bel Air
Allen, TX 75013
Directors and Executive Officers	4,041,487	(11)	9.67%
as a group (11 persons)

* Less than 1%
____________________

(1)	The address for all officers and directors is 15 Secor Road, Brookfield, Connecticut 06804.

(2)	Except as otherwise indicated, the named person has the sole voting and investment power with respect to the shares of Common Stock set forth opposite such person’s name.

(3)	Includes shares of Common Stock subject to stock options exercisable as of February 9, 2007 (or within 60 days thereof) as follows: Mr. Fiederowicz: 46,250; Mr. Fiorita: 46,250; Dr. Jeong: 146,252; Mr. Lewis: 41,250; Mr. Luttati: 250,000; Mr. Constantine Macricostas: 184,250; Mr. George Macricostas: 30,000; Mr. Maris: 41,250; Dr. Progler: 53,618; Mr. Smith: 132,950; and Mr. Tyson: 20,000.

(4)	Includes 300 shares owned by the wife of Mr. Fiorita as to which shares he disclaims beneficial ownership.

(5)	Includes 34,000 shares held by the wife of Mr. Macricostas as to which shares he disclaims beneficial ownership. Also includes 2,280,000 shares owned by Macricostas Partners, L.P., of which Mr. Macricostas is a limited partner and 50,618 shares owned by the corporate general partner of such partnership of which Mr. Macricostas is President, a director and a significant shareholder. Mr. Macricostas disclaims beneficial ownership of those shares not represented by his ownership interests. Mr. Macricostas renewed two 10b5-1 plans on January 12, 2007, to sell a portion of Photronics, Inc. stock Mr. Macricostas owns directly, as well as, Company stock owned by Macricostas Partners, L.P. Pursuant to his individual Rule 10b5-1 plan, Mr. Macricostas may sell up to 261,746 shares of Company stock over a period of 1 year, which also represents a portion of his vested options. Macricostas Partners, L.P. may sell up to 1,700,000 shares of Company stock over a period of 1 year.

(6)	Mr. Macricostas renewed a 10b5-1 plan on January 12, 2007. Pursuant to the 10b5-1 plan, Mr. Macricostas may sell up to 70,000 shares of Company stock over a period of 1 year.

(7)	According to Schedule 13G filed January 23, 2007, Barclays Global Investors Japan Limited (“Barclays Japan”) reported that Barclay’s Japan has 3,241,638 shares of Common Stock and sole dispositive power over 3,377,165 shares of Common Stock as of December 31, 2006.

(8)	According to Schedule 13G filed February 2, 2007, Dimensional Fund Advisors LP (“Dimensional”) reported that Dimensional has 2,839,079 shares of Common Stock and sole dispositive power over 2,839,079 shares of Common Stock as of December 31, 2006.

(9)	According to Schedule 13G filed February 13, 2007, Citadel Limited Partnership (“Citadel”) reported that Citadel has 2,962,513 shares of Common Stock and sole dispositive power over 2,962,513 shares of Common Stock as of December 31, 2006.

(10)	According to Schedule 13G filed February 13, 2007, Letko, Brosseau & Ass. Inc. (“Letko”) reported that Letko has 3,171,250 shares of Common Stock and sole dispositive power over 3,171,250 shares of Common Stock as of December 31, 2006.

(11)	Includes the shares listed in notes (3), (4) and (5) above.

 PROPOSAL 1
ELECTION OF DIRECTORS

A board of 7 directors is to be elected at the Annual Meeting to serve until the 2008 Annual Meeting of Shareholders and until their successors are elected and qualified. The names of, and certain information with respect to, the nominees for election as directors are set forth below.

If, for any reason, any of the nominees shall become unable to stand for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitutes chosen by the Board of Directors, unless the Board of Directors should decide to reduce the number of directors to be elected at the Annual Meeting. The Company has no reason to believe that any nominee will be unable to serve as a director.

The Board of Directors recommends that you vote “FOR” the election of each of the following nominees:

Nominees:

Name and (Age)	Director Since	Position with the Company
Walter M. Fiederowicz	1984	Director
(60 years)
Joseph A. Fiorita, Jr.	1987	Director
(62 years)
Michael J. Luttati	2005	Chief Executive Officer and Director
(51 years)
Constantine S. Macricostas	1974	Chairman of the Board
(71 years)
George Macricostas	2002	Director
(37 years)
Willem D. Maris	2000	Director
(67 years)
Mitchell G. Tyson	2004	Director
(52 years)

Messrs. Fiederowicz, Fiorita, Maris and Tyson qualify as independent under applicable Nasdaq Stock Market, Inc. (“NASDAQ”) rules.

In addition to the information set forth in the table above, the following provides certain information about each nominee for election as director, including his principal occupation for at least the past five years.

Walter M. Fiederowicz has been a private investor and consultant since August 1997. From April 1997 until August 1997, he served as the President and Chief Executive Officer of WorldCorp., Inc., the holding company of World Airways, Inc., a provider of long range passenger and cargo air transportation services to major airlines, and of InteliData Technologies Corporation, a provider of caller identification based telecommunications devices, smart telephones and on-line electronics information services. Mr. Fiederowicz served as Chairman of Colonial Data Technologies Corp. from August 1994 to March 1996, a distributor of telecommunications equipment, which subsequently merged into InteliData Technologies Corporation. He currently is Chairman of the Board of Omega Insurance Holdings Limited, an AIM company and the holding company of the Lloyd’s insurance underwriter (“Omega”). Mr. Fiederowicz is also Chairman of the Audit Committee of Omega. Mr. Fiederowicz is Chairman of the Compensation Committee, Vice Chairman of the Audit Committee and a member of the Executive Committee and the Investment Committee of the Company.

Joseph A. Fiorita, Jr., CPA, has been a partner since 1973 at Fiorita, Kornhaas and Van Houten, P.C., an independent certified public accounting firm located in Danbury, Connecticut. He is a member of the Connecticut Society of Certified Public Accountants (CSCPA) and American Institute of Certified Public Accountants (AICPA). He serves as an advisory board member of various closely-held companies and charitable organizations. He is also a Corporator for Newtown Savings Bank. Mr. Fiorita is Chairman of the Audit Committee, Vice Chairman of the Compensation Committee and a member of the Nominating Committee of the Company. Mr. Fiorita qualifies as an audit committee financial expert under applicable Securities and Exchange Commission (“SEC”) audit committee rules.

Michael J. Luttati is the Chief Executive Officer and a member of the Board of Directors of the Company. Mr. Luttati has held both of these positions since June 2005. Prior to joining Photronics, Mr. Luttati served as Executive Vice President and Chief Operating Officer of Axcelis Technologies, Inc. (“Axcelis”) from January 2002 to May 2005. From January 2000 to January 2002, Mr. Luttati was Senior Vice President and General Manager of Axcelis. From November 1998 to December 1999, Mr. Luttati was Vice President, Worldwide Field Operations of Axcelis. From February 1996 to November 1998, Mr. Luttati was Vice President, North America Field Operations for Teradyne, Inc. Mr. Luttati is a member of the Executive Committee of the Company.

Constantine S. Macricostas is Chairman of the Board. From February 23, 2004 until June 7, 2005, he assumed the additional responsibility of Chief Executive Officer. From January 2002 through March 2002, he temporarily assumed the position of President. Mr. Macricostas also served as Chief Executive Officer of the Company from 1974 until August 1997. Mr. Macricostas is Chairman of the Executive Committee and a member of the Investment Committee of the Company. Mr. Macricostas is Chairman of the Board and a director of RagingWire Enterprise Solutions, Inc., (“RagingWire”), a company that provides secure managed information technology services and data center infrastructure to data intensive enterprise companies. Constantine S. Macricostas is the father of George Macricostas.

George Macricostas is the Chief Executive Officer, Vice Chairman of the Board and founder of RagingWire. From October 2005 until January 2007, Mr. Macricostas was the Executive Vice Chairman of RagingWire. From May 2000 through October 16, 2005, Mr. Macricostas was Chief Executive Officer of RagingWire. From February 1996 until April 2000, Mr. Macricostas was a senior vice president of the Company, where he was responsible for all aspects of the Company’s global information technology infrastructure. Mr. Macricostas is Chairman of the Investment Committee, and a member of the Strategic Alliance & Planning Committee of the Company.

Willem D. Maris served as the President and Chief Executive Office of ASM Lithography Holding N.V. (“ASML”) from June 1990 until his retirement in January 2000. Headquartered in the Netherlands, ASML develops, manufactures, markets and services advanced lithography projection systems for the fabrication of integrated circuits. He is a director of FSI International Inc. and Chairman of the Supervisory Board of BE Semiconductor Industries N.V. Mr. Maris is Chairman of the Strategic Alliance & Planning Committee and is a member of the Nominating Committee of the Company.

Mitchell G. Tyson is the Chief Executive Officer and a Director of Advanced Electron Beams, a privately held developer of electron beam industrial process systems. Mr. Tyson has held both of these positions since October 2005. Prior to joining Advanced Electron Beams, Mr. Tyson held positions of increasing management responsibility during his fifteen-year tenure at PRI Automation, the world’s leading supplier of semi-fab materials handling systems. Most recently he served as PRI Automation’s Chief Executive Officer from 1998 to 2002. Prior to joining PRI Automation, he worked at GCA Corporation from 1985 to 1987 and served as science advisor to U.S. Senator Paul Tsongas from 1979 to 1985. Mr. Tyson is currently Chairman of the Board for Amberwave Systems, the leading supplier of strained silicon technology. Mr. Tyson is Chairman of the Nominating Committee, a member of the Audit Committee and the Strategic Alliance & Planning Committee of the Company.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors met 10 times during the 2006 fiscal year. During fiscal 2006, each director attended at least 90% of the total number of meetings of the Board of Directors and of all committees of the Board on which such director served, except for Mr. Maris who attended 60% of the total meetings of the Board of Directors.

The Company’s Board of Directors has Audit, Executive, Compensation, Investment, Strategic Alliance & Planning and Nominating Committees. Membership of the Audit, Compensation and Nominating Committees is comprised of independent, non-employee directors.

The Audit Committee’s functions include the appointment of the Company’s independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants. Messrs. Fiederowicz, Fiorita and Tyson are members of the Audit Committee. All members of this Committee are independent, non-employee directors under applicable NASDAQ rules. Mr. Fiorita qualifies as an audit committee financial expert under applicable SEC audit committee rules. The Audit Committee held 9 meetings during the 2006 fiscal year.

The Compensation Committee’s functions include establishing compensation policies and programs for the executive officers of the Company and administration of the Company’s stock plans. Messrs. Fiederowicz and Fiorita are members of the Compensation Committee. All members of this Committee are independent, non-employee directors under applicable NASDAQ rules. The Compensation Committee held 8 meetings during the 2006 fiscal year.

The Investment Committee oversees the Company’s investment activities including the commitment of funds and monitoring of investment performance. Messrs. Fiederowicz, Constantine Macricostas and George Macricostas are members of the Investment Committee. The Investment Committee held 2 meetings during the 2006 fiscal year.

The Executive Committee, with certain exceptions, may exercise all of the authority of the Board between regular meetings of the entire Board. Messrs. Fiederowicz, Luttati and Constantine Macricostas are members of the Executive Committee. The Executive Committee held 3 meetings during the 2006 fiscal year.

The Strategic Alliance & Planning Committee reviews and provides recommendations to the entire Board on various matters relating to strategic alliances and long-range planning for the Company’s business. Messrs. George Macricostas, Maris and Tyson are members of the Strategic Alliance & Planning Committee. This Committee held no meetings during the 2006 fiscal year.

The Nominating Committee’s functions include the consideration and nomination of candidates for election to the Board. Messrs. Fiorita, Maris and Tyson are members of the Nominating Committee. All members of this Committee are independent, non-employee directors under applicable NASDAQ rules. This Committee held 1 meeting during the 2006 fiscal year.

The Nominating Committee Charter is posted on the Company’s website at www.photronics.com.

The minimum qualifications for nominees to be considered by the Nominating Committee are experience as a business or technology leader, possession of the qualities or skills necessary and the ability to deliver value and leadership to the Company and the ability to understand, in a comprehensive manner, the technology utilized by the Company and its customers for photomasks. If an opening for a Director arises, the Board will conduct a search for qualified candidates. The Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee will also consider qualified candidates for Director suggested by shareholders in written submissions to Photronics, Inc., 15 Secor Road, Brookfield, Connecticut 06804, Attention: Secretary. The Committee does not intend to alter the manner in which it evaluates candidates, whether the candidate was recommended by a shareholder or not.

The Nominating Committee did not receive any recommendations for nomination for Director from a shareholder or group who, individually or in the aggregate, beneficially owned greater than 5 percent of the Company’s voting Common Stock for at least one year.

The Board provides a process for shareholders to send communications to the Board or to any Director individually. Shareholders may send written communications to the Board or to any Director c/o Photronics, Inc., 15 Secor Road, Brookfield, Connecticut 06804, Attention: Secretary. All communications will be compiled by the Secretary and submitted to the Board, or the individual Directors, on a periodic basis.

It is the Company’s policy that the Directors who stand for election at the Annual Meeting attend the Annual Meeting unless the Director has an irreconcilable conflict, and attendance has been excused by the Board. All the nominees who were Directors during the last fiscal year and who are standing for election at the 2007 Annual Meeting of Shareholders attended the 2006 Annual Meeting of Shareholders, with the exception of Willem D. Maris, who was excused.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of three directors, each of whom meet the independence requirements of the applicable NASDAQ and SEC rules. The Committee operates under a written charter adopted by the Board. The Committee also undertakes a written performance evaluation of the Committee on an annual basis.

For the fiscal year ended October 29, 2006, the Audit Committee reviewed and discussed the audited financial statements with management, discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU380) and received the written disclosures and a letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee reviewed and discussed with management and the independent auditors, as appropriate, (1) the audited financial statements and (2) management’s report on internal control over financial reporting and the independent accounting firm’s related opinions. In addition, the Audit Committee discussed with the independent auditors the independence of the independent auditors. The Committee considered whether the provision of non-audit services by Deloitte and Touche LLP (“D&T”) to the Company is compatible with maintaining the independence of D&T and concluded that the independence of D&T is not compromised by the provision of such services. The Committee met with management periodically during the year to review the Company’s Sarbanes-Oxley Section 404 compliance efforts related to internal controls over financial reporting. Additionally, the Committee pre-approves all audit and non-audit services provided to the Company by D&T. Based on the foregoing meetings, reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2006 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

In 2003, the Audit Committee adopted a complaint procedure for accounting and auditing matters and violations of Company policy.

This report is submitted by:

Joseph A. Fiorita, Jr.
Chairman

Walter M. Fiederowicz

Mitchell G. Tyson

Fees Paid to the Registered Public Accounting Firm

For the fiscal years ended October 30, 2005 and October 29, 2006, the aggregate fees for professional services rendered by D&T were as follows:

	Fiscal 2005	Fiscal 2006
Audit Fees (a)	$1,286,242	$1,229,419
Audit-Related Fees (b)	199,764	0
Tax Fees (c)	102,405	82,661
All Other Fees	0	0

Total	$1,588,411	$1,312,080

(a) Represents aggregate fees in connection with the audit of the Company’s annual financial statements, internal controls over financial reporting in 2006, review of the Company’s quarterly financial statements or services normally provided by D&T and fees related to the Company’s 2005 Form S-3 Registration Statement filed in June 2005.

(b) Represents fees primarily for assistance with Sarbanes-Oxley Section 404 readiness.

(c) Represents aggregate fees in connection with tax compliance, tax advice and tax planning.

EXECUTIVE OFFICERS

The names of the executive officers of the Company are set forth below together with the positions held by each person in the Company. All executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

Name and Age	Position	Served as an Officer Since
Michael J. Luttati, 51	Chief Executive Officer	2005

Soo Hong Jeong, 51	Chief Operating Officer, President,	2001
	Asia Operations

Sean T. Smith, 46	Senior Vice President,	2000
	Chief Financial Officer

Edwin L. Lewis, 61	Senior Vice President, Secretary	2003
	and General Counsel

Christopher J. Progler, 43	Vice President, Chief Technology	2002
	Officer

Michael J. Luttati has served as the Chief Executive Officer and a member of the Board of Directors since June 2005. Prior to joining the Company, Mr. Luttati was Executive Vice President and Chief Operating Officer of Axcelis Technology, Inc. (“Axcelis”) from January 2002 to May 2005.

Dr. Soo Hong Jeong was appointed Chief Operating Officer on June 21, 2006, and continues to serve as President of Asia Operations, a position he has served in since March 22, 2004. Prior to that, Dr. Jeong served as a Vice President of the Company and President and Chief Executive Officer of PK, Ltd. (“PKL”) since August, 2001.

Sean T. Smith was promoted to Senior Vice President on January 25, 2005, and continues to serve as Chief Financial Officer. In March 2002, Mr. Smith was elected Vice President and Chief Financial Officer. Prior to that date he had been Vice President, Controller. He joined Photronics in April 2000.

Edwin L. Lewis was promoted to Senior Vice President on April 14, 2006 and continues to serve as General Counsel and Secretary. In May 2003, Mr. Lewis was elected Vice President, Secretary and General Counsel. From March 2000 to April 2003, he was Vice President and General Counsel for American Science and Engineering, Inc., an international designer and manufacturer of x-ray detection equipment for protection of ports, borders and high security U.S. government facilities. From May 1997 to March 2000, he was President of The Atlantic Legal Foundation, a public interest law firm headquartered in New York City.

Dr. Christopher J. Progler became a named executive officer on June 21, 2006. Dr. Progler has been employed by Photronics for more than five years starting in 2001 with the position of Corporate Chief Scientist. He was promoted to Vice President and Chief Technology Officer in 2004. Dr. Progler is a Fellow and Board Member for SPIE - The International Society for Optical Engineering. He is Co-Chair for SPIE Advanced Lithography Symposium and Associate Editor for the SPIE Journal of Microlithography, Microfabrication and Microsystems.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid or accrued by the Company for services rendered for each of the three fiscal years during the periods ended October 29, 2006, October 30, 2005 and October 31, 2004 to each of the individuals who served (i) as the Chief Executive Officer during the 2006 fiscal year and (ii) the four other most highly compensated executive officers of the Company whose total salary and bonus exceeded $100,000 (such executives are collectively referred to as the “Named Executives”).

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long-Term Compensation

Name and				Other Annual		Restricted		Securities	All Other
Principal		Salary	Bonus	Compensation		Stock		Underlying	Compensation
Position	Year	($)	($)	($)		Awards ($)		Options (#)	($)
Michael J.	2006	492,538	500,400	4,282	(2)	1,729,800	(3)	165,000	4,765	(4)
Luttati	2005	171,730	190,000	1,112	(2)			250,000	136,169	(5)
Chief Executive
Officer(1)

Soo Hong Jeong	2006	386,640	334,312	61,392	(7)	510,600	(8)	90,000	110,000	(9)
Chief
Operating
Officer,
President
Asia
Operations(6)

Sean T. Smith	2006	286,740	219,210	6,161	(2)	680,800	(10)	90,000	4,400	(11)
Senior Vice	2005	262,884	188,500	9,191	(12)	14,560	(13)	75,000	4,442	(14)
President and	2004	230,769	39,640	12,000	(15)	17,300	(16)		4,276	(17)
Chief Financial
Officer

Edwin L. Lewis	2006	229,646	125,632	5,790	(2)	340,400	(18)	50,000	4,324	(19)
Senior Vice	2005	216,538	75,000	3,976	(20)	7,280	(21)	30,000	4,330	(22)
President,	2004	205,385	50,250	7,000	(23)				1,938	(24)
Secretary
and General
Counsel

Christopher J.	2006	233,308	156,640			510,600	(26)	80,000	4,312	(27)
Progler
Vice President,
Chief Technology
Officer(25)

(1)	Mr. Luttati joined the company as Chief Executive Officer on June 7, 2005.

(2)	Represents monthly car allowance paid by the Company or personal use of a Company car.

(3)	Mr. Luttati was granted 30,000 shares of restricted stock on January 3, 2006. The closing price on January 3, 2006 was $15.11. There were no dividends and the restrictions lapse one-third each year over a three year period. Mr. Luttati was granted 75,000 shares of restricted stock and 165,000 options on June 2, 2006. The closing price on June 2, 2006 was $17.02. There were no dividends and the restrictions lapse one-eighth each year over an eight year period.

(4)	Represents matching contributions made by the Company pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

(5)	Represents $75,464 relocation expenses and $43,787 tax gross-up reimbursement to Mr. Luttati and $16,918 paid to a third party for moving expenses.

(6)	Dr. Jeong became a named executive officer on June 21, 2006.

(7)	Represents $16,772 for a car allowance paid by the Company or personal use of a Company car in fiscal 2006 as well as $44,620 that Dr. Jeong receives as tuition reimbursement for his children’s education.

(8)	Dr. Jeong was granted 30,000 shares of restricted stock and 90,000 stock options on June 2, 2006. The closing price on June 2, 2006 was $17.02. There were no dividends and the restrictions lapse one-eighth each year over an eight year period.

(9)	Represents $110,000 per year paid by the Company to Dr. Jeong’s retirement fund.

(10)	Mr. Smith was granted 40,000 shares of restricted stock and 90,000 stock options on June 2, 2006. The closing price on June 2, 2006 was $17.02. There were no dividends and the restrictions lapse one-eighth each year over an eight year period.

(11)	Represents matching contributions made by the Company pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

(12)	Represents monthly car allowance paid by the Company or personal use of a Company car.

(13)	Mr. Smith was granted 1,000 shares of restricted stock on January 17, 2005. The closing price on January 17, 2005 was $14.56. There were no dividends and the restrictions lapsed quarterly over a one year period. As of January 17, 2006, there were no restrictions on these shares.

(14)	Represents matching contributions made by the Company pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

(15)	Represents monthly car allowance paid by the Company or personal use of a Company car.

(16)	Mr. Smith was granted 1,000 shares of restricted stock on February 24, 2004. The closing price was $17.30. There were no dividends and the restrictions lapsed quarterly over a one year period. As of February 24, 2005, there were no restrictions on these shares.

(17)	Represents matching contributions made by the Company pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

(18)	Mr. Lewis was granted 20,000 shares of restricted stock and 50,000 stock options on June 2, 2006. The closing price on June 2, 2006 was $17.02. There were no dividends and the restrictions lapse one-eighth each year over an eight year period.

(19)	Represents matching contributions made by the Company pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

(20)	Represents monthly car allowance paid by the Company or personal use of a Company car.

(21)	Mr. Lewis was granted 500 shares of restricted stock on January 17, 2005. The closing price on January 17, 2005 was $14.56. There were no dividends and the restrictions lapsed quarterly over a one year period. As of January 17, 2006, there were no restrictions on these shares.

(22)	Represents matching contributions made by the Company pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

(23)	Represents monthly car allowance paid by the Company or personal use of a Company car.

(24)	Represents matching contributions made by the Company pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

(25)	Dr. Progler became a named executive officer on June 21, 2006.

(26)	Dr. Progler was granted 30,000 shares of restricted stock and 80,000 stock options on June 2, 2006. The closing price on June 2, 2006 was $17.02. There were no dividends and the restrictions lapse one-eighth each year over an eight year period.

(27)	Represents matching contributions made by the Company pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

STOCK OPTIONS

The Company maintains equity compensation plans which allow for the grant of stock options and restricted stock awards to directors and executive officers of the Company as well as other employees of the Company. In 2005, the Board of Directors approved the amendment of the equity compensation plans to provide for the issuance of stock appreciation rights. However, no stock appreciation rights were granted in 2006. The following table sets forth certain information with respect to (i) options granted to the Named Executives during the 2006 fiscal year and (ii) the value of such options at assumed annual rates of stock price appreciation.

Option Grants In Last Fiscal Year
						Potential Realizable Value at
						Assumed Annual Rates
						of Stock Price Appreciation
Individual Grants						for Option Term (2)
			% of Total
	Number of		Options
	Securities		Granted To All
	Underlying		Employees in	Exercise or Base
Name	Options Granted		Fiscal	Price ($/Share)	Expiration	5%($) / 10%($)
	(#)		Year	(1)	Date
Michael J. Luttati	165,000	(3)	23.82%	$17.02	6/2/2016	$1,766,125/$4,475,707

Soo Hong Jeong	90,000	(3)	12.99%	$17.02	6/2/2016	$963,341/$2,441,295

Sean T. Smith	90,000	(3)	12.99%	$17.02	6/2/2016	$963,341/$2,441,295

Edwin L. Lewis	50,000	(3)	7.22%	$17.02	6/2/2016	$535,189/$1,356,275

Christopher J. Progler	80,000	(3)	11.55%	$17.02	6/2/2016	$856,303/$2,170,040

(1)	All options were granted under the 2000 Stock Plan and were granted with an exercise price equal to the fair market value (closing price) on the date of grant.

(2)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, in accordance with the SEC’s rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders’ continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(3)	The options vest over four years in four equal installments. The Board of Directors may accelerate the vesting of the option if the Company merges or consolidates with another company, sells substantially all of its assets, or a “Change in Control” (as defined in the applicable plan or award document) involving the Company occurs or as otherwise set forth in the plan.

The following table sets forth certain information with respect to options exercised during the 2006 fiscal year by the Named Executives and the value of options held by the Named Executives on October 29, 2006.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money Options at
			Options at Fiscal Year End	Fiscal Year End
			(#) (2)	($) (2)

	Shares Acquired on	Value Realized ($)	Exercisable /	Exercisable /
Name	Exercise (#)	(1)	Unexercisable	Unexercisable
Michael J. Luttati	0	0	250,000/165,000	$0	/$0
Soo Hong Jeong	0	0	142,502/97,500	$12,103	/$0
Sean T. Smith	0	0	132,575/90,000	$12,645	/$0
Edwin L. Lewis	0	0	41,250/53,750	$14,513	/$4,838
Christopher J. Progler	0	0	53,618/80,000	$2,865	/$0

(1)	Represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price.

(2)	These amounts represent the difference between the fair market value share price of $14.14 on October 27, 2006 (which was the last day of trading for the fiscal year ended October 29, 2006), and the exercise price of the stock options.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about shares of Photronics Common Stock that may be issued under the Company’s equity compensation plans including compensation plans that were approved by the Company’s shareholders as well as compensation plans that were not approved by the Company’s shareholders. Information in the table is as of October 29, 2006.

			Number of shares
			remaining available
			for future issuance
		Weighted-average	under equity
	Number of shares to be	exercise price of	compensation
	issued upon exercise of	outstanding	plans (excluding
	outstanding options,	options, warrants,	securities reflected in
	warrants and rights	and rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by
shareholders	2,787,228	$17.04	367,902 (1)

Equity compensation plans not approved by
shareholders	0	0	0

Total	2,787,228	$17.04	367,902

(1)	Represents 43,820 shares of Photronics Common Stock issuable pursuant to options authorized for future issuance under the Company’s 1998 Stock Plan, 114,058 shares of Photronics Common Stock issuable pursuant to options authorized for future issuance under the Company’s 2000 Stock Option Plan, and 210,024 shares available under the Company’s employee stock purchase plan.

CERTAIN AGREEMENTS

Mr. Constantine Macricostas, Chairman of the Board of the Company and the Company entered into a 7 year consulting agreement dated July 11, 2005. The Company pays Mr. Macricostas $250,000 per year for his consulting services pursuant to this agreement. The Company also provides Mr. Macricostas with supplemental health insurance, provided the premiums do not exceed $10,000 per year and use of an automobile owned by the Company. On or after February 2007, Mr. Macricostas has the right to purchase the automobile from the Company for book value. In fiscal 2006, the Company paid Mr. Macricostas $250,000 pursuant to his consulting agreement. In fiscal 2006, the Company also paid Mr. Macricostas a bonus of $50,000 with respect to his consulting services. Mr. Macricostas also received $2,663 for personal use of a Company car. During the term of the consulting agreement, Mr. Macricostas has agreed not to be employed by or otherwise engage in activities that compete with the Company’s business. Mr. Macricostas had been a party to a 5 year consulting agreement with the Company, dated April 18, 2003. Pursuant to the terms of that agreement, the Company paid Mr. Macricostas $175,000 per year for his consulting services.

Mr. Luttati and the Company entered into a 3 year employment agreement dated May 12, 2005. Mr. Luttati’s employment agreement is automatically extended for consecutive 1 year periods unless the Company gives at least 30 days notice of its intent not to renew. In 2005, Mr. Luttati’s employment agreement provided for a base salary of $475,000 per year. The Company can increase the base salary in accordance with normal business practices. Mr. Luttati’s current base salary is $513,000. Mr. Luttati also has the opportunity to receive a performance based incentive bonus up to an amount equal to 100% of his base salary. The percentage may be increased to 125% of his base salary to reward extraordinary performance. For the fiscal year ending October 30, 2005, the percentage was prorated to reflect the fact that Mr. Luttati was not employed by the Company for the full year; however, Mr. Luttati was entitled to receive a minimum bonus of $150,000. Mr. Luttati is entitled to participate in employee benefit plans and arrangements as established by the Company for similarly situated executives. Mr. Luttati is also entitled to receive an automobile allowance or company car in accordance with the Company’s policies and provisions applicable to other similarly situated executives of the Company. If Mr. Luttati’s employment agreement is terminated by the Company for reasons other than for “cause,” or Mr. Luttati resigns for “good reason” (good reason being defined as the relocation of the Company’s principal executive offices to a location which is more than 50 miles from its then current location without Mr. Luttati’s consent or reduction in his position causing it to be of materially less responsibility or a material reduction in Mr. Luttati’s base salary, or target bonus of 100% of his base salary without Mr. Luttati’s consent), Mr. Luttati will receive a payment equal to his base salary paid out over 18 months and Mr. Luttati’s stock options or similar rights will become immediately vested. Mr. Luttati’s employment agreement also provides severance payments to Mr. Luttati over 24 months in the event of an “involuntary termination” other than for “cause” (including a resignation for “good reason”) following a “change in control.” Mr. Luttati’s employment agreement also provides that the Company will pay Mr. Luttati a “gross up amount” under certain circumstances if taxes are reimposed pursuant to Sections 280G and 4999 of the Internal Revenue Code. Mr. Luttati has agreed not to engage in any activity that competes with the Company’s business during the term of his employment agreement and for 18 months thereafter.

On August 24, 2001, the Company and Dr. Jeong entered into a 5 year employment agreement (the “Employment Agreement”). The Employment Agreement was subsequently amended on March 18, 2004, November 28, 2005, June 9, 2006 and December 29, 2006. As amended on December 29, 2006, the Employment Agreement will expire on October 28, 2007. Pursuant to the terms of the June 9, 2006 amendment, Dr. Jeong’s annual salary was increased to US $321,840 per year. Dr. Jeong will also receive US $64,800 for US related responsibilities and a contribution to his Korean retirement fund of US $110,000 per year. Dr. Jeong is also eligible for a bonus of an amount equal to 100% of his annual salary subject to achieving certain business objectives. This bonus will include the statutory annual two-month bonus in Korea. As is customary in Korea, Dr. Jeong is also provided with tuition reimbursement of US $44,620 per year for his children’s education, and a car and driver. During the term of his Employment Agreement and for a period of 2 years thereafter, Dr. Jeong has agreed not to engage in any activity that competes with the Company or a subsidiary of the Company. In the event that Dr. Jeong is terminated without cause, he will be entitled to receive no less than 1 year of his salary. Additionally, in the event that Dr. Jeong either voluntarily or involuntarily leaves the Company, he will be entitled to a severance payment from PKL. The severance payment will be calculated using a formula based on his rank at PKL, salary and years of service with PKL.

Mr. Smith and the Company entered into a 3 year employment agreement dated February 20, 2003. The agreement is automatically extended for consecutive 1 year periods unless the Company gives at least 30 days notice of its intent not to renew. Mr. Smith is entitled to participate in employee benefit plans and arrangements as established by the Company for similarly situated executives. Mr. Smith is also entitled to receive an automobile allowance or company car in accordance with the Company’s policies and provisions applicable to other similarly situated executives of the Company. If the agreement is terminated by the Company for reasons other than for “cause,” or Mr. Smith resigns for “good reason” (good reason being defined as the relocation of the Company’s principal executive offices outside the United States without Mr. Smith’s consent or any reduction in his salary, or health benefits without Mr. Smith’s consent), Mr. Smith will receive a payment equal to 100% of his base salary (which is currently $300,400) paid out over 12 months. The agreement also provides severance payments for 18 months in the event of involuntary termination other than for “cause” (including a resignation for “good reason”) following a “change in control” and Mr. Smith’s stock options or similar rights will become immediately vested. The agreement also provides that the Company will pay Mr. Smith a “gross up amount” under certain circumstances if taxes are imposed pursuant to Sections 280G and 4999 of the Internal Revenue Code. Mr. Smith has agreed not to engage in any activity that competes with the Company’s business during the term of his employment agreement and for 12 months thereafter.

Mr. Lewis and the Company entered into a 3 year employment agreement dated January 4, 2005. The agreement is automatically extended for consecutive 1 year periods unless the Company gives at least 30 days notice of its intent not to renew. Mr. Lewis is entitled to participate in employee benefit plans and arrangements as established by the Company for similarly situated executives. Mr. Lewis is also entitled to receive an automobile allowance or company car in accordance with the Company’s policies and provisions applicable to other similarly situated executives of the Company. If the agreement is terminated by the Company for reasons other than for “cause,” or Mr. Lewis resigns for “good reason” (good reason being defined as the relocation of the Company’s principal executive offices outside the United States without Mr. Lewis’ consent or any reduction in his salary, or health benefits without Mr. Lewis’ consent), Mr. Lewis will receive a payment equal to 100% of his base salary (which is currently $249,000) paid out over 12 months. The agreement also provides severance payments for 18 months in the event of involuntary termination other than for “cause” (including a resignation for “good reason”) following a “change in control” and Mr. Lewis’ stock options or similar rights will become immediately vested. The agreement also provides that the Company will pay Mr. Lewis a “gross up amount” under certain circumstances if taxes are imposed pursuant to Sections 280G and 4999 of the Internal Revenue Code. Mr. Lewis has agreed not to engage in any activity that competes with the Company’s business during the term of his employment agreement and for 12 months thereafter.

Dr. Progler does not have an employment agreement with the Company. However, pursuant to the terms of his offer letter, the Company has agreed to provide Dr. Progler with 12 months notice/severance of any material change in his position. If the Company cannot provide Dr. Progler with 12 months notice, he is entitled to receive severance, which added to the notice period, brings the total to 12 months. If Dr. Progler chooses to voluntarily leave the Company during the notice period, his severance will end at his termination date.

DIRECTORS’ COMPENSATION

Directors who are not employees of the Company receive an annual retainer of $25,000, in addition to a fee of $2,500 for each director’s meeting attended and are granted a restricted stock award of 4,000 shares per year. The grants are generally made on the first Board meeting of the Company’s fiscal year. The restrictions on these shares lapse quarterly over the one-year service period.

Prior to 2006, non-employee directors also received stock options as part of their annual compensation; however, in 2006, this practice ceased and the directors were only awarded restricted stock. Directors who are also employees of the Company are not compensated for serving on the Board.

For fiscal 2006, the Chairman of the Audit Committee received an additional annual retainer of $65,000 and the Vice Chairman received an additional annual retainer of $35,000. In fiscal 2006, the other member of the Audit Committee received an additional annual retainer of $10,000. For fiscal 2007, the Chairman of the Audit Committee will receive an additional annual retainer of $40,000. The Vice Chairman and the other member of the Audit Committee will receive an additional annual retainer of $10,000. Members of the Audit Committee receive a per diem payment of $1,250 for travel in connection with the Audit Committee and for Board of Director assignments. The Chairman of the Compensation Committee receives an additional annual retainer of $25,000 and the Vice Chairman of the Compensation Committee receives an additional annual retainer of $5,000. For fiscal 2006, the Chairman of the Investment Committee received an additional annual retainer of $15,000. For fiscal 2007, the Chairman of the Investment Committee will no longer receive an additional annual retainer of $15,000. From time to time, management may request the involvement of one or more directors outside of board meetings in connection with the development or consideration of strategic initiatives. The directors will earn an additional $2,500 per diem fee for the time devoted to such matters.

In fiscal 2006, Mr. Macricostas also received $37,500 for services as Chairman of the Board ($25,000 retainer and $2,500 per meeting. There were 5 meetings in fiscal 2006 for which Directors received compensation).

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

The Compensation Committee of the Board of Directors (the “Compensation Committee”) was established in 1992 and is comprised of two of the independent, non-employee members of the Board of Directors. Neither of these individuals was an officer or employee of the Company at any time during fiscal 2006 or at any other time and neither of them have interlocking relationships as defined by the Securities and Exchange Commission. The Compensation Committee is responsible for setting and administering the policies governing annual compensation of executive officers, considers their performance and makes recommendations regarding their cash compensation and stock options to the full Board of Directors. The Compensation Committee periodically reviews its approach to executive compensation and makes changes as appropriate.

The Compensation Committee’s philosophy is that executive compensation must be competitive with other comparable employers to insure that qualified employees can be attracted and retained and that the Company’s compensation practices should provide incentives and rewards for achieving or exceeding goals and for creating a return to the Company’s shareholders. The Compensation Committee uses three components to achieve these goals: base salary, short-term incentive and long-term incentive awards.

In establishing compensation levels for the executive officers of the Company, including the Named Executives, the Compensation Committee considers compensation at companies in the electronics industries with similar levels of sales and capital. The companies considered were not necessarily the same as those included in the performance chart set forth in this Proxy Statement due to the difference in the size of the companies considered. The Compensation Committee adjusts executive compensation in connection with this review. Generally, the Compensation Committee believes that its expectation of performance of the Company and its executive officers should allow executive compensation to fall within the median to 75th percentile of compensation of this comparison group. The Compensation Committee believes that its three-part approach results in a compensation program which is aligned with the Company’s needs and results and balances both short and long-term goals. Additionally, the Company maintains stock option plans which allow for the grant of stock options and restricted stock awards to directors and executive officers of the Company as well as other employees of the Company. In 2004, the Board of Directors approved an amendment to the stock option plans to provide for the issuance of stock appreciation rights which gave the Compensation Committee broader compensation alternatives. However, no stock appreciation rights were granted in 2004, 2005, or 2006. Stock based awards, which the Compensation Committee believes provide a strong link between executive compensation and shareholder return, are used to provide long-term incentives based on shareholder return.

In March of 2006, the Compensation Committee engaged Pearl Meyer & Partners to evaluate the Company’s current executive compensation and to assist the Compensation Committee in developing a long term incentive program for executives. Pearl Meyer reviewed the Company’s long term incentive grant practices and the retentive impact of outstanding awards. Pearl Meyer also developed an industry specific peer group for purposes of evaluating competitive practices, and summarized the competitive practices relative to the peer group. Pearl Meyer also provided the Company with key factors to consider in choosing a long term incentive instrument. The Compensation Committee proposed that the Company adopt a Long Term Equity Incentive Plan (“LTEIP”). The LTEIP was presented and adopted by the Board of Directors and is referred to in this Proxy as Proposal 3. In addition to stock options and restricted stock awards which the Company has historically granted, the LTEIP also permits stock appreciation rights, performance shares and performance units as well as restricted stock units and other equity-based awards.

On December 5, 2005, the Compensation Committee and the Board of Directors approved an annual cash bonus program which is designed to link incentive with performance which is referred to as the Performance Incentive Plan (“PIP”). The PIP program is intended to provide incentives to eligible participants to grow the business of the Company both financially and strategically while also increasing shareholder value. The PIP became effective for fiscal 2006. All Company employees are eligible to participate in the PIP plan. The PIP is a goal and target plan, with predetermined goals linked to specified outcomes. The PIP closely follows a Balanced Scorecard methodology. Incentive awards are determined by the achievement of individual and Company goals. Company performance goals are approved by the Compensation Committee as well as the Board of Directors.

Section 162(m) of the Internal Revenue Code limits the amount of compensation paid to each named executive officer that may be deducted by the Company to $1 million in any year. There is an exception to the $1 million limitation for performance-based compensation that meets certain requirements. Historically, the compensation paid to our executive officers has not exceeded this limit. To the extent that it is practicable and consistent with the Company’s executive compensation philosophy, the Company intends to design its executive officer compensation policy to maximize the deductibility of such compensation under Section 162(m). However, if compliance with Section 162(m) of the Internal Revenue Code conflicts with the compensation philosophy or is determined not to be in the best interest of stockholders, the Compensation Committee will abide by its compensation philosophy even if it results in a loss of deductibility.

2006 EXECUTIVE COMPENSATION

Base salaries for executive officers of the Company are established primarily upon an evaluation of the executive officer’s position in the Company, competitive market practices, individual performance, level of responsibility and technical expertise. The base salaries for Dr. Jeong, Mr. Smith, and Mr. Lewis are set forth in their respective employment agreements which are described above under the caption Certain Agreements. For fiscal 2006, annual bonuses for the Named Executives were based on the terms and conditions of the PIP as set forth above. Stock option awards for fiscal 2006 were based on subjective and objective factors such as individual performance, position in the Company relative to other executive officers, length of service with the Company, competitive market practices, past contributions to the Company and expected future contributions and the Company’s performance and achievement of its financial and other goals during the fiscal year and the achievement of specific objectives of each executive officer. In fiscal 2006, Mr. Smith received a bonus of $219,210. In fiscal 2006, Mr. Smith also received 40,000 shares of restricted stock with a value of $680,800. The restricted stock was granted on June 2, 2006 and the closing price was $17.02. There were no dividends and the restrictions lapse one-eighth per year over an eight year period. In fiscal 2006, Mr. Smith also received 90,000 stock options.

In fiscal 2006, Mr. Lewis received a bonus of $125,632 and 20,000 shares of restricted stock with a value of $340,400. The restricted stock was granted on June 2, 2006 and the closing price was $17.02. There were no dividends and the restrictions lapse one-eighth per year over an eight year period. In fiscal 2006, Mr. Lewis also received 50,000 stock options.

In fiscal 2006, Dr. Jeong received a bonus of $334,312 and 30,000 shares of restricted stock with a value of $510,600. The restricted stock was granted on June 2, 2006 and the closing price was $17.02. There were no dividends and the restrictions lapse one-eighth per year over an eight year period. In fiscal 2006, Dr. Jeong also received 90,000 stock options.

In fiscal 2006, Dr. Progler received a base salary of $233,308. His salary is determined based on the criteria set forth above. In fiscal 2006, Dr. Progler received a bonus of $156,640 and 30,000 shares of restricted stock with a value of $510,600. The restricted stock was granted on June 2, 2006 and the closing price was $17.02. There were no dividends and the restrictions lapse one-eighth per year over an eight year period. Dr. Progler also received 80,000 stock options.

2006 CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. Luttati received a base salary of $492,538 and a bonus of $500,400 for fiscal 2006. Mr. Luttati’s base compensation is set forth in his employment agreement, which is described above under the caption Certain Agreements. Pursuant to Mr. Luttati’s employment agreement, Mr. Luttati has the opportunity to receive a performance based incentive bonus up to an amount equal to 100% of his base salary. The percentage may be increased to 125% of his base salary to reward extraordinary performance. For fiscal 2006, Mr. Luttati received a bonus of 97.5% of his base salary. Mr. Luttati also received 165,000 stock options in fiscal 2006 and was granted 30,000 shares of restricted stock on January 3, 2006 with a value of $453,300. The closing price on January 3, 2006 was $15.11. There were no dividends and the restrictions lapse one-third each year over a three year period. Mr. Luttati was also granted 75,000 shares of restricted stock on June 2, 2006 with a value of $1,276,500. The closing price on June 2, 2006 was $17.02. There were no dividends and the restrictions lapse one-eighth per year over an eight year period.

Respectfully submitted,

Walter M. Fiederowicz, Chairman

Joseph A. Fiorita, Jr.

COMPENSATION COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2006, no members of the Compensation Committee were officers or employees of the Company or any of its subsidiaries. During fiscal 2006, no executive officers of the Company served on the Compensation Committee or the Board of Directors of another entity whose executive officers served on the Company’s Compensation Committee.

PROPOSAL 2
RATIFICATION OF THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP (“D&T”), independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending October 28, 2007. We are asking you to ratify this selection at the meeting.

A representative of D&T will attend the meeting to answer appropriate questions and may make a statement.

Approval of this proposal to ratify the appointment of D&T requires a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting.

The Board of Directors recommends that you vote “FOR” this proposal to ratify the selection of D&T as independent auditors for Photronics and its subsidiaries for the fiscal year ending October 28, 2007.

Fees Paid to the Registered Public Accounting Firm

For the fiscal years ended October 30, 2005 and October 29, 2006 the aggregate fees for professional services rendered by D&T were as follows:

	Fiscal 2005	Fiscal 2006
Audit Fees (a)	$1,286,242	$1,229,419
Audit-Related Fees (b)	199,764	0
Tax Fees (c)	102,405	82,661
All Other Fees	0	0

Total	$1,588,411	$1,312,080

(a) Represents aggregate fees in connection with the audit of the Company’s annual financial statements, internal controls over financial reporting in 2006, review of the Company’s quarterly financial statements or services normally provided by D&T and fees related to the Company’s 2005 Form S-3 Registration Statement filed in June 2005.

(b) Represents fees primarily for assistance with Sarbanes-Oxley Section 404 readiness.

(c) Represents aggregate fees in connection with tax compliance, tax advice and tax planning.

PROPOSAL 3
APPROVAL OF THE 2007 LONG TERM EQUITY INCENTIVE PLAN

For the purpose of aiding the Company and its subsidiaries in attracting, retaining and motivating qualified personnel, the Company currently maintains two stock option plans from which it can issue stock awards. However, as of February 9, 2007, there were only approximately 102,928 shares available for grant under such plans. The Board believes it is in the best interests of the Company for the Company to adopt a new long term equity incentive plan (the “LTEIP”). The Board of Directors of the Company unanimously approved the LTEIP; however, shareholder approval at the Annual Meeting is required in order for the LTEIP to become effective.

We believe that the approval of the LTEIP is essential to the Company’s continued success. In addition to stock options, stock appreciation rights, restricted stock, performance shares and performance units, the LTEIP also permits the grant of restricted stock units and other equity-based awards. The awards provided under the LTEIP are vital to our ability to attract and retain the highly skilled individuals who work for the Company and who serve on it’s Board of Directors.

The approval of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is needed to adopt the LTEIP.

The text of the LTEIP appears at the end of this Proxy Statement as Annex A. The following description of the LTEIP should be read in conjunction with the full text of the LTEIP.

Administration

The LTEIP will generally be administered by the Compensation Committee of the Board of Directors (the “Compensation Committee”). The Compensation Committee has the authority to determine, subject to the provisions of the LTEIP, who will be granted awards, the terms and conditions of awards, and the number of shares subject to, or the cash amount payable with respect to, an award. The Compensation Committee may also make factual determinations in connection with the administration or interpretation of the LTEIP. To the extent not prohibited by applicable laws, rules and regulations, the Compensation  Committee may also, from time to time, delegate some or all of its authority under the LTEIP to a subcommittee or to other persons or groups of persons as it deems necessary, appropriate or advisable. Additionally, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the LTEIP may be exercised by the Compensation Committee, may alternatively be exercised by the Board of Directors of the Company.

Eligibility

The Compensation Committee has the authority under the LTEIP to select the individuals who will be granted awards from among the officers, employees and directors, non-employee directors, consultants, advisors and independent contractors of the Company or a subsidiary of the Company.

Number of Shares Available for Issuance

A maximum of three million (3,000,000) shares of Common Stock may be issued under the LTEIP. Such shares may be authorized but unissued shares, shares previously issued and reacquired by the Company, or both. Any shares subject to awards which, for any reason, expire or are terminated or forfeited, become available again for grant under the LTEIP. Additionally shares that are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations and exercised shares covered by a stock-settled stock appreciation right will not be available for issuance pursuant to a new award. The Compensation Committee shall have full authority to determine the effect of a change in control, on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an award under the LTEIP.

Types of Awards; Limits

The Compensation Committee may grant the following types of awards under the LTEIP: options; restricted stock; restricted stock units; stock appreciation rights; performance stock; performance units; and other awards based on, or related to, shares of the Company’s Common Stock. However, the LTEIP contains various limits with respect to the types of awards as follows: no more than (i) ten percent (10%) of such shares may be available cumulatively for grants of restricted stock; and (ii) no more than fifteen percent (15%) of such shares may be granted to any individual in any calendar year.

Stock Options

A stock option is the right to acquire shares of the Company’s Common Stock at a fixed exercise price for a fixed period of time (generally up to ten years). The exercise price is set by the Compensation Committee but cannot be less than 100% of the fair market value of the Company’s Common Stock on the date of grant.

The Compensation Committee may grant either incentive stock options or nonqualified stock options. As described in detail below, incentive stock options entitle the participant, but not the Company, to preferential tax treatment. The Compensation Committee determines the rules and procedures for exercising options. The exercise price may be paid in cash, shares, a combination of cash and shares, through net settlement (meaning the Company withholds shares otherwise issuable upon exercise to pay the exercise price), or by any other means authorized by the Compensation Committee, including cashless exercise, a procedure whereby vested shares covered by the option are sold by a broker and a portion of the sale proceeds are delivered to the Company to pay the exercise price.

Stock Appreciation Rights

Stock appreciation rights are awards that entitle the participant to receive an amount equal to the excess, if any, of the fair market value on the exercise date of the number of shares for which the stock appreciation right is exercised over the grant price. The grant price is set by the Compensation Committee, but cannot be less than 100% of the fair market value of the Company’s Common Stock on the date of grant. Payment to the participant on exercise may be made in cash or shares, as determined by the Compensation Committee. If the Compensation Committee determines at the time of grant that a stock appreciation right may be settled only in shares, the term may not exceed ten years. The Compensation Committee may grant stock appreciation rights in tandem with an option.

Restricted Stock

Restricted stock awards are shares of Company Common Stock that are subject to cancellation, restrictions, and vesting conditions, as determined by the Compensation Committee. The shares may be either granted or sold to the participant.

Restricted Stock Units

Restricted stock units entitle a participant to receive one or more shares of Company Common Stock in the future upon satisfaction of vesting conditions determined by the Compensation Committee. The Compensation Committee determines whether restricted stock units will be settled through the delivery of shares, cash of equivalent value, or a combination of shares and cash.

Performance Stock and Performance Units

Performance stock and performance unit awards entitle a participant to receive a target number of shares if specified performance targets are achieved during a specified performance period. The Compensation Committee sets the performance targets and performance period at the date of grant. When the Compensation Committee determines the performance targets have been satisfied, performance stock and performance units are settled through the delivery of shares of Company Common Stock, cash of equivalent value, or a combination of cash and shares.

Section 162(m) Performance-Based Awards

The Compensation Committee may determine whether any award is a “performance-based” award for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.” Any awards designated to be “performance-based compensation” will be conditioned on the achievement of one or more specified performance goals established by the Compensation Committee at the date of grant. The performance goals will be comprised of specified levels of one or more of the following performance criteria, as the Compensation Committee deems appropriate: net income; cash flow or cash flow on investment; pre-tax or post-tax profit levels or earnings; growth in managed assets; operating earnings; return on investment; earned value added; expense reduction levels; free cash flow; free cash flow per share; earnings per share; net earnings per share; return on assets; return on net assets; return on equity; return on capital; return on sales; operating margin; total stockholder return or stock price appreciation; EBITDA; adjusted EBITDA; revenue; or revenue before deferral, in each case determined in accordance with generally accepted accounting principles consistently applied on a business unit, subsidiary or consolidated basis or any combination thereof.

The performance goals may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit. Performance goals may be measured on an absolute or cumulative basis, or on the basis of percentage of improvement over time. Further, performance goals may be measured in terms of Company performance (or performance of the applicable subsidiary, division, department, region, function or business unit), or measured relative to selected peer companies or a market index.

The applicable performance goals will be established by the Compensation Committee within 90 days following the commencement of the applicable performance period (or such earlier or later date as permitted or required by Section 162(m)). Each participant will be assigned a target number of shares of the Company’s Common Stock or cash value payable if target performance goals are achieved. The Compensation Committee will certify the attainment of the performance goals at the end of the applicable performance period. If a participant’s performance exceeds such participant’s target performance goals, the number of shares of Company Common Stock or the cash value payable under the performance-based award may be greater than the target number, but in no event can the amounts exceed the award limits described above. In addition, unless otherwise provided in an award agreement, the Compensation Committee may reduce the number of shares or cash value payable with respect to a performance-based award even if the performance objectives are satisfied.

Amendment and Termination; Term

Generally, the Board may terminate, amend, modify, or suspend the LTEIP at any time. The Company will obtain stockholder approval of any termination, amendment, modification, or suspension if required by applicable law or NASDAQ rule. Subject to limited exceptions, no termination, amendment, modification, or suspension may materially impair the rights of a participant with respect to an outstanding award without the participant’s consent. Unless terminated earlier, the LTEIP will expire in 2017, on the tenth anniversary of the effective date and no additional awards may be granted after this date.

Change of Control

In the event of a change of control of the Company, the Compensation Committee may take steps it considers appropriate, including accelerating vesting, modifying an award to reflect the change of control, or providing that outstanding awards will be assumed, or substituted for, by the surviving corporation or permitting or requiring participants to surrender options and stock appreciation rights in exchange for a cash payout equal to the difference between the highest price paid in the change of control and the exercise price. Generally, unless the Compensation Committee determines otherwise at the time of grant, the default treatment of outstanding awards upon a change of control is as follows:

  options and stock appreciation rights immediately vest in full and remain exercisable until the second anniversary of the participant’s termination of employment or, if earlier, the expiration of the award’s initial term;

  restrictions imposed on restricted stock and restricted stock units immediately lapse;

  the performance targets with respect to performance units, performance stock, or other awards that vest upon satisfaction of performance objectives shall be deemed attained at target levels; and

  the vesting of all other awards that are specified with respect to shares shall be accelerated.

The following events generally result in a change of control:

  one individual or entity acquires at least 35% of the voting power of the Company;

  a majority of the Company directors are replaced by directors not approved by the Board;

  there is a merger or consolidation of the Company that results in new stockholders having at least 35% of the voting power of the Company;

  there is a sale of all or substantially all of the Company assets; or

  the Company’s stockholders approve a plan of liquidation or dissolution.

Repricing of Options and Stock Appreciation Rights

Options and stock appreciation rights may not be repriced. For these purposes, to reprice an award means (i) to reduce the exercise or grant price, or (ii) grant a new award with a lower exercise or grant price in exchange for the cancellation of the original award.

Adjustments or Changes in Capitalization

In the event of a stock split, reverse stock split, stock dividend, extraordinary cash dividends, recapitalization, liquidation, merger or other corporate event affecting the shares of the Company Common Stock, the aggregate number of shares available for issuance under the LTEIP, the various LTEIP limits, and the number of shares subject to, and exercise or grant price of, outstanding awards may be appropriately adjusted by the Compensation Committee.

Limited Transferability

Generally, an award may only be transferred upon the participant’s death to a designated beneficiary or in accordance with the participant’s will or the laws of descent or distribution, and, except for incentive stock options, pursuant to a domestic relations order. The Compensation Committee also may permit limited transferability, generally to a participant’s family member, a trust for the benefit of a family member, or a charitable organization.

U.S. Tax Treatment of Awards

Incentive Stock Options

An ISO results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

A NQO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a NQO is exercised by tendering previously owned shares of the Company’s Common Stock in payment of the option price, then, instead of the treatment described above, the following generally will apply; a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

Other Awards

The current United States federal income tax consequences of other awards authorized under the LTEIP are generally in accordance with the following: (i) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (ii) stock unit awards are generally subject to ordinary income tax at the time of payment; and (iii) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States

The grant and exercise of options and awards under the LTEIP to non-employee Directors and to employees outside the United States may be taxed on a different basis.

The Board of Directors recommends that you vote “FOR” the approval of the 2007 Long Term Equity Incentive Plan.

PERFORMANCE GRAPH

The following graph compares the yearly percentage change at October 31(*) of the indicated year in the cumulative total shareholder return on the Company’s Common Stock with the cumulative total return on (i) securities traded on the NASDAQ market, and (ii) publicly traded securities of companies which have indicated that their business falls within Standard Industrial Classification (SIC) Code 367 (Electronic Components and Accessories) (the “Peer Index”). The graph assumes that $100 was invested on October 31, 2001 in the Company’s Common Stock; in the NASDAQ market index and in the Peer Index, and that all dividends were reinvested. Although the Company believes this graph reflects favorably on the Company, it does not believe that the comparison is necessarily useful in determining the quality of the Company’s performance or in establishing executive compensation.

 Comparison of Five-Year Cumulative Total Return
Among Photronics, Inc., NASDAQ Over the Counter Securities
and Publicly-Traded Companies with SIC Code 367

	Oct-01	Oct-02	Oct-03	Oct-04	Oct-05	Oct-06
Photronics Inc.	$100	$49	$87	$71	$73	$56
NASDAQ Composite Index	$100	$81	$118	$121	$133	$151
SIC Code 367	$100	$58	$106	$80	$84	$88

*The Company’s formal fiscal year end is determined in accordance with a 52-week fiscal year. However, for consistency in reporting periods, a nominal year-end of October 31st has been used in the presentation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company is a party to a long-term service contract entered into in 2002 pursuant to which it outsources the administration of its global wide area network and related communication services to RagingWire Enterprise Solutions, Inc. (“RagingWire”), a supplier of secure data center facilities and managed information technology services, located in Sacramento, California. Constantine Macricostas is a founder, majority shareholder and the Chairman of the Board of Directors of RagingWire, and his son, George Macricostas is a director and Executive Vice Chairman of RagingWire. Since 2002, the Company has entered into additional contracts with RagingWire ranging from 12 months to 52 months to provide additional services. The decision to pursue an outsourced solution to satisfy the Company’s network and communications needs was made by management, and the Company obtained bids from and reviewed the service offerings of six other global and regional vendors before RagingWire was selected as the most favorably priced solution for its service offerings. During the 2006 fiscal year, the Company incurred expenses of $4.3 million for services provided to the Company by RagingWire. In fiscal 2006, the Company signed a new 3 year service contract with Raging Wire for $2.5 million per year.

Dr. Soo Hong Jeong, Chief Operating Officer of the Company, who also serves as the Chairman, Chief Executive Officer and President of the Company’s majority held subsidiary in Korea, PK, Ltd. (“PKL”) is also a significant shareholder of S&S Tech which serves as a supplier of photomask blanks to the Company. In fiscal 2006, the Company purchased $16.8 million of photomask blanks from S&S Tech of which $2.2 million was owed to S&S Tech as of October 29, 2006.

The Company has an operating policy with the purpose of ensuring that contracts with entities in which any director, officer or other member of management has a financial interest are competitively priced and commercially reasonable. Under the policy, any such contract must be reviewed and approved in advance by the Audit Committee, the Chief Executive Officer and Chief Financial Officer of the Company and the Company will obtain independent assessment of the commercial reasonableness of the contract as considered necessary.

The Company believes that the terms of the transactions described above with affiliated persons were negotiated at arm’s-length and were no less favorable to the Company than the Company could have obtained from non-affiliated parties.

During fiscal 2005, the Company initiated a plan to acquire all of the outstanding shares of PKL. As part of the purchase of outstanding shares, the Company acquired 1,136,036 shares or 3.4% from employees, including officers, of PKL for 8,980 won per share or $8.70 U.S. dollars per share. Two of the employees from whom the shares were purchased were Soo Hong Jeong the Chairman, Chief Executive Officer and President of PKL and Margaret Sakai, the Vice President and Chief Financial Officer of PKL and an officer of the Company. The total purchase price of $9.9 million from PKL employees represents a premium of approximately 15% per share above similar purchases of stock from other stockholders during the same time period.

OTHER MATTERS

As of the date of this proxy statement the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this proxy statement. If any other matters properly come before the Annual Meeting the persons named in the proxy will act in respect thereof in accordance with their best judgment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file an initial report of beneficial ownership on Form 3 and changes in beneficial ownership on Form 4 or 5 with the SEC. Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the last fiscal year, all filing requirements applicable to its executive officers, directors and ten percent shareholders were satisfied.

FORM 10-K AND ADDITIONAL INFORMATION

The Company’s annual report filed with the SEC on Form 10-K for the year ended October 29, 2006, which includes audited financial statements and financial statement schedules, will be furnished, free of charge, on written request directed to the Secretary, Photronics, Inc., 15 Secor Road, Brookfield, Connecticut 06804 (203-775-9000).

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

The Company has adopted a procedure approved by the SEC called “householding” which will reduce our printing costs and postage fees. Under this procedure, multiple shareholders residing at the same address will receive a single copy of the annual report and proxy statement unless the shareholder notifies the Company that they wish to receive individual copies. Shareholders may revoke their consent to householding at any time by contacting ADP-ICS, either by calling toll-free at (800) 542-1061, or by writing to ADP-ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. The Company will remove you from the householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure document.

SHAREHOLDER PROPOSALS

Shareholder proposals intended for inclusion in the Company’s proxy statement for the 2008 Annual Meeting of Shareholders must be received by the Company no later than October 26, 2007 and must meet certain requirements of applicable laws and regulations in order to be considered for possible inclusion in the proxy statement for that meeting. In addition, for shareholder proposals to be presented at the 2008 Annual Meeting of Shareholders without inclusion in the Company’s proxy statement for that year, notice of such proposal must be received by the Company no later than January 9, 2008 to prevent the Company from being able to exercise its discretionary voting authority with respect to that proposal (subject to the rights of the Company and the proponent contained in the federal proxy rules). Proposals may be mailed to Photronics, Inc. to the attention of the Secretary, 15 Secor Road, Brookfield, Connecticut 06804.

SOLICITATION OF PROXIES AND COSTS THEREOF

The Company has retained Georgeson Shareholder Communications Inc., a proxy solicitation firm to assist the Company in soliciting proxies at this Annual Meeting for a fee of $5,500 plus reasonable expenses.

This proxy solicitation is being made by the Board of Directors of the Company and the cost of such solicitation of proxies will be borne by the Company. In addition, employees of the Company, without extra remuneration, may solicit proxies personally or by telephone or cable. The Company will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

February 22, 2007

Annex A
2007 Long Term Equity Incentive Plan

1. Purposes of the Plan

      The purposes of the Plan are to (a) promote the long-term success of the Company and its Subsidiaries and to increase stockholder value by providing Eligible Individuals with incentives to contribute to the long-term growth and profitability of the Company by offering them an opportunity to obtain a proprietary interest in the Company through the grant of equity-based awards and (b) assist the Company in attracting, retaining and motivating highly qualified individuals who are in a position to make significant contributions to the Company and its Subsidiaries.

      Upon the Effective Date, no further Awards will be granted under the Prior Plans.

2. Definitions and Rules of Construction

(a) Definitions. For purposes of the Plan, the following capitalized words shall have the meanings set forth below:

     “Award” means an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Stock, Performance Unit or Other Award granted by the Committee pursuant to the terms of the Plan.

     “Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee that sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

“Beneficial Owner” and “Beneficially Owned” have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“Change of Control” means:

     (i) Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

     (ii) The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

     (iii) There is consummated a merger or consolidation of the Company or any Subsidiary with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, more than fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

     (iv) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code and the payment or settlement of the Award will accelerate upon a Change of Control, no event set forth herein will constitute a Change of Control for purposes of the Plan or any Award Document unless such event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Company’s assets” as defined under Section 409A of the Code.

     “Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations promulgated thereunder.

     “Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan, which committee shall meet the requirements of Section 162(m) of the Code, Section 16(b) of the Exchange Act and the applicable rules of the NASDAQ; provided, however, that, if any Committee member is found not to have met the qualification requirements of Section 162(m) of the Code and Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.

     “Common Stock” means the common stock of the Company, par value $0.01 per share, or such other class of share or other securities as may be applicable under Section 13 of the Plan.

     “Company” means Photronics, Inc., a Connecticut corporation, or any successor to all or substantially all of the Company’s business that adopts the Plan.

     “EBITDA” means earnings before interest, taxes, depreciation and amortization.

     “Effective Date” means the date on which the Plan is adopted by the Board and approved by the Shareholders of the Company.

     “Eligible Individuals” means the individuals described in Section 4(a) of the Plan who are eligible for Awards under the Plan.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     “Fair Market Value” means, with respect to a share of Common Stock, the fair market value on the date of valuation of such Award as determined by the Compensation Committee; provided, however, that with respect to an incentive stock option issued to a 10% or more shareholder, Fair Market Value shall mean 110% of the fair market value or such other percentage as may be permitted by the Code and regulations promulgated thereunder.

     “Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

     “NASDAQ” means the NASDAQ Stock Market, Inc.

     “Non-Employee Director” means any member of the Board who is not an officer or employee of the Company or any Subsidiary.

     “Nonqualified Stock Option” means an Option that is not intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

     “Option” means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to Section 7 of the Plan.

     “Other Award” means any form of Award other than an Option, Restricted Stock, Restricted Stock Unit or Stock Appreciation Right granted pursuant to Section 11 of the Plan.

2

     “Participant” means an Eligible Individual who has been granted an Award under the Plan.

     “Performance Period” means the period established by the Committee and set forth in the applicable Award Document over which Performance Targets are measured.

     “Performance Stock” means a Target Number of Shares granted pursuant to Section 10(a) of the Plan.

     “Performance Target” means the performance measures established by the Committee, from among the performance criteria provided in Section 6(g), and set forth in the applicable Award Document.

     “Performance Unit” means a right to receive a Target Number of Shares or cash in the future granted pursuant to Section 10(b) of the Plan.

     “Permitted Transferees” means (i) a Participant’s family member, (ii) one or more trusts established in whole or in part for the benefit of one or more of such family members, (iii) one or more entities which are beneficially owned in whole or in part by one or more such family members, or (iv) a charitable or not-for-profit organization.

     “Person” means any person, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) a person or group as used in Rule 13d-1(b) under the Exchange Act.

     “Plan” means this 2007 Long Term Equity Incentive Plan, as amended or restated from time to time.

     “Plan Limit” means the maximum aggregate number of Shares that may be issued for all purposes under the Plan as set forth in Section 5(a) of the Plan.

     “Prior Plan” means the 1996 Stock Option Plan, the 1998 Stock Option Plan, and the 2000 Stock Plan, as amended from time to time.

     “Restricted Stock” means one or more Shares granted or sold pursuant to Section 8(a) of the Plan.

     “Restricted Stock Unit” means a right to receive one or more Shares (or cash, if applicable) in the future granted pursuant to Section 8(b) of the Plan.

     “Shares” means shares of Common Stock, as may be adjusted pursuant to Section 13(b).

     “Stock Appreciation Right” means a right to receive all or some portion of the appreciation on Shares granted pursuant to Section 9 of the Plan.

     “Subsidiary” means (i) a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term “Subsidiary” shall be defined in the manner required by Section 424(f) of the Code.

     “Substitute Award” means any Award granted upon assumption of, or in substitution or exchange for, outstanding employee equity awards previously granted by a company or other entity acquired by the Company or with which the Company combines pursuant to the terms of an equity compensation plan that was approved by the stockholders of such company or other entity.

     “Target Number” means the target number of Shares or cash value established by the Committee and set forth in the applicable Award Document.

3

     (b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun, and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

3. Administration

     (a) Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, to:

     (i) select the Participants from the Eligible Individuals;

     (ii) grant Awards in accordance with the Plan;

     (iii) determine the number of Shares subject to each Award or the cash amount payable in connection with an Award;

     (iv) determine the terms and conditions of each Award, including, without limitation, those related to term, permissible methods of exercise, vesting, cancellation, payment, settlement, exercisability, Performance Periods, Performance Targets, and the effect, if any, of a Participant’s termination of employment with the Company or any of its Subsidiaries or, subject to Section 6(d), a Change of Control of the Company;

     (v) subject to Sections 16 and 17(e) of the Plan, amend the terms and conditions of an Award after the granting thereof;

     (vi) specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;

     (vii) construe and interpret any Award Document delivered under the Plan;

     (viii) make factual determinations in connection with the administration or interpretation of the Plan;

     (ix) adopt, prescribe, amend, waive and rescind administrative regulations, rules and procedures relating to the Plan;

     (x) employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any advice, opinion or computation received therefrom;

     (xi) vary the terms of Awards to take account of tax and securities law and other regulatory requirements or to procure favorable tax treatment for Participants;

     (xii) correct any defects, supply any omission or reconcile any inconsistency in any Award Document or the Plan; and

     (xiii) make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document.

     (b) Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

     (c) Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be made in the Committee’s sole discretion and shall be final, binding and conclusive for all purposes and upon all persons interested herein.

     (d) Delegation of Authority. To the extent not prohibited by applicable laws, rules and regulations, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or other persons or groups of persons as it deems necessary, appropriate or advisable under such conditions or limitations as it may set at the time of such delegation or thereafter; provided, however, that the Committee may not delegate its authority (i) to make Awards to employees (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act,

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(B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) of the Code or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) pursuant to Section 16 of the Plan. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(d).

     (e) Liability of Committee. Subject to applicable laws, rules and regulations: (i) no member of the Board or Committee (or its delegates) shall be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan and (ii) the members of the Board or the Committee (and its delegates) shall be entitled to indemnification and reimbursement in the manner provided in the Company’s Certificate of Incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.

     (f) Action by the Board. Anything in the Plan to the contrary notwithstanding, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4. Eligibility

     (a) Eligible Individuals. Awards may be granted to officers, employees, directors, Non-Employee Directors, consultants, advisors and independent contractors of the Company or any of its Subsidiaries or joint ventures, partnerships or business organizations in which the Company or its Subsidiaries have an equity interest; provided, however, that only employees of the Company or a Subsidiary may be granted Incentive Stock Options. The Committee shall have the authority to select the persons to whom Awards may be granted and to determine the type, number and terms of Awards to be granted to each such Participant. Under the Plan, references to “employment” or “employed” include the engagement of Participants who are consultants, advisors and independent contractors of the Company or its Subsidiaries and the service of Participants who are Non-Employee Directors, except for purposes of determining eligibility to be granted Incentive Stock Options.

     (b) Grants to Participants. The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Award or having been previously designated as a Participant. The Committee may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time.

5. Shares Subject to the Plan

     (a) Plan Limit. Subject to adjustment in accordance with Section 13 of the Plan, the maximum aggregate number of Shares that may be issued for all purposes under the Plan shall be three million (3,000,000) plus any Shares that are available for issuance under the Prior Plans or that become available for issuance upon cancellation or expiration of awards granted under the Prior Plans without having been exercised or settled. Shares to be issued under the Plan may be authorized and unissued shares, issued shares that have been reacquired by the Company (in the open-market or in private transactions) and that are being held in treasury, or a combination thereof. All of the Shares subject to the Plan Limit may be issued pursuant to Incentive Stock Options.

     (b) Rules Applicable to Determining Shares Available for Issuance. The number of Shares remaining available for issuance will be reduced by the number of Shares subject to outstanding Awards and, for Awards that are not denominated by Shares, by the number of Shares actually delivered upon settlement or payment of the Award. For purposes of determining the number of Shares that remain available for issuance under the Plan, (i) the number of Shares that are tendered by a Participant or withheld by the Company to pay the exercise price of an Award or to satisfy the Participant’s tax withholding obligations in connection with the exercise or settlement of an Award and (ii) all of the Shares covered by a stock-settled Stock Appreciation Right to the extent exercised, will not be added back to the Plan Limit. In addition, for purposes of determining the number of Shares that remain available for issuance under the Plan, the number of Shares corresponding to Awards under the Plan that are forfeited or cancelled or otherwise expire for any reason without having been exercised or settled or that is settled through issuance of consideration other than Shares (including, without limitation, cash) shall be added back to the Plan Limit

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and again be available for the grant of Awards; provided, however, that this provision shall not be applicable with respect to (i) the cancellation of a Stock Appreciation Right granted in tandem with an Option upon the exercise of the Option or (ii) the cancellation of an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation.

     (c) Special Limits. Anything to the contrary in Section 5(a) above notwithstanding, but subject to adjustment under Section 13 of the Plan, the following special limits shall apply to Shares available for Awards under the Plan:

     (i) the maximum number of Shares that may be issued pursuant to awards of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and Other Awards that are payable in Shares granted under the Plan shall equal ten percent (10%) of the Shares in the aggregate; and

     (ii) the maximum amount of Awards (other than those Awards set forth in Section 5(c)) that may be awarded to any Eligible Individual in any calendar year is fifteen percent (15%) of the Shares in the aggregate measured as of the date of grant (with respect to Awards denominated in Shares).

     (d) Any Shares underlying Substitute Awards shall not be counted against the number of Shares remaining for issuance and shall not be subject to Section 5(c).

6. Awards in General

     (a) Types of Awards. Awards under the Plan may consist of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards. Any Award described in Sections 7 through 11 of the Plan may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity.

     (b) Terms Set Forth in Award Document. The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which Award Document shall contain terms and conditions not inconsistent with the Plan. Notwithstanding the foregoing, and subject to applicable laws, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Award first becomes exercisable. The terms of Awards may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Documents may vary.

     (c) Termination of Employment. The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant’s termination of employment with the Company or any of its Subsidiaries. Subject to applicable laws, rules and regulations, in connection with a Participant’s termination of employment, the Committee shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award. Such provisions may be specified in the applicable Award Document or determined at a subsequent time.

     (d) Change of Control. (i) The Committee shall have full authority to determine the effect, if any, of a Change of Control of the Company or any Subsidiary on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time. Subject to applicable laws, rules and regulations, the Board or the Committee shall, at any time prior to, coincident with or after the effective time of a Change of Control, take such actions as it may consider appropriate, including, without limitation: (A) providing for the acceleration of any vesting conditions relating to the exercise or settlement of an Award or that an Award shall terminate or expire unless exercised or settled in full on or before a date fixed by the Committee; (B) making such adjustments to the Awards then outstanding as the Committee deems appropriate to reflect such Change of Control; (C) causing the Awards then outstanding to be assumed, or new rights substituted therefor, by the surviving corporation in such Change of Control; or (D) permit or require Participants to surrender outstanding Options and Stock Appreciation Rights in exchange for a cash payment, if any, equal to the difference between the highest price paid for a Share in the Change of Control transaction and the Exercise Price of the Award. In addition, except as otherwise specified in an Award Document (or a Participant’s written employment agreement with the Company or any Subsidiary):

     (1) any and all Options and Stock Appreciation Rights outstanding as of the effective date of the Change of Control shall become immediately exercisable, and shall remain exercisable until the earlier of the expiration of their initial term or the second (2nd) anniversary of the Participant’s termination of employment with the Company;

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     (2) any restrictions imposed on Restricted Stock and Restricted Stock Units outstanding as of the effective date of the Change of Control shall lapse;

     (3) the Performance Targets with respect to all Performance Units, Performance Stock and other performance-based Awards granted pursuant to Sections 6(g) or 10 outstanding as of the effective date of the Change of Control shall be deemed to have been attained at the specified target level of performance; and

     (4) the vesting of all Awards denominated in Shares outstanding as of the effective date of the Change in Control shall be accelerated.

     (ii) Subject to applicable laws, rules and regulations, the Committee may provide, in an Award Document or subsequent to the grant of an Award for the accelerated vesting, exercisability and/or the deemed attainment of a Performance Target with respect to an Award upon specified events similar to a Change of Control.

     (iii) Notwithstanding any other provision of the Plan or any Award Document, the provisions of this Section 6(d) may not be terminated, amended, or modified upon or after a Change of Control in a manner that would adversely affect a Participant’s rights with respect to an outstanding Award without the prior written consent of the Participant. Subject to Section 16, the Board, upon recommendation of the Committee, may terminate, amend or modify this Section 6(d) at any time and from time to time prior to a Change of Control.

     (e) Dividends and Dividend Equivalents. The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award, which payments can either be paid currently or deemed to have been reinvested in Shares, and can be made in Shares, cash or a combination thereof, as the Committee shall determine; provided, however, that the terms of any reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. Notwithstanding the foregoing, no dividends or dividend equivalents shall be paid with respect to Options or Stock Appreciation Rights.

     (f) Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to Shares covered by an Award (including voting rights) until the date the Participant or his nominee becomes the holder of record of such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13.

     (g) Performance-Based Awards. (i) The Committee may determine whether any Award under the Plan is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated to be “performance-based compensation” shall be conditioned on the achievement of one or more Performance Targets to the extent required by Section 162(m) of the Code and will be subject to all other conditions and requirements of Section 162(m). The Performance Targets will be comprised of specified levels of one or more of the following performance criteria as the Committee deems appropriate: net income; cash flow or cash flow on investment; pre-tax or post-tax profit levels or earnings; operating earnings; return on investment; earned value added expense reduction levels; free cash flow; free cash flow per share; earnings per share; net earnings per share; return on assets; return on net assets; return on equity; return on capital; return on sales; growth in managed assets; operating margin; total stockholder return or stock price appreciation; EBITDA; adjusted EBITDA; revenue; revenue before deferral, in each case determined in accordance with generally accepted accounting principles (subject to modifications approved by the Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof. The Performance Targets may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index. In addition, for Awards not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may establish Performance Targets based on other criteria as it deems appropriate.

     (ii) The Participants will be designated, and the applicable Performance Targets will be established, by the Committee within ninety (90) days following the commencement of the applicable Performance Period (or such earlier or later date permitted or required by Section 162(m) of the Code). Each Participant will be assigned a Target Number payable if Performance Targets are achieved. Any payment of an Award granted with Performance Targets shall be conditioned on the written certification of the Committee in each case that the Performance Targets and any other material conditions were satisfied. The Committee may

7

determine, at the time of Award grant, that if performance exceeds the specified Performance Targets, the Award may be settled with payment greater than the Target Number, but in no event may such payment exceed the limits set forth in Section 5(c). The Committee retains the right to reduce any Award notwithstanding the attainment of the Performance Targets.

     (h) Deferrals. In accordance with the procedures authorized by, and subject to the approval of, the Committee, Participants may be given the opportunity to defer the payment or settlement of an Award to one or more dates selected by the Participant; provided, however, that the terms of any deferrals must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. No deferral opportunity shall exist with respect to an Award unless explicitly permitted by the Committee on or after the time of grant.

     (i) Repricing of Options and Stock Appreciation Rights. Notwithstanding anything in the Plan to the contrary, an Option or Stock Appreciation Right shall not be granted in substitution for a previously granted Option or Stock Appreciation Right being canceled or surrendered as a condition of receiving a new Award, if the new Award would have a lower exercise price than the Award it replaces, nor shall the exercise price of an Option or Stock Appreciation Right be reduced once the Option or Stock Appreciation Right is granted. The foregoing shall not (i) prevent adjustments pursuant to Section 13 or (ii) apply to grants of Substitute Awards.

7. Terms and Conditions of Options

     (a) General. The Committee, in its discretion, may grant Options to Eligible Individuals and shall determine whether such Options shall be Incentive Stock Options or Nonqualified Stock Options. Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate.

     (b) Exercise Price. The exercise price of an Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant. In no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however that the exercise price of a Substitute Award granted as an Option shall be determined in accordance with Section 409A of the Code and may be less than one hundred percent (100%) of the Fair Market Value.

     (c) Term. An Option shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the tenth (10th) anniversary of the date of grant of such Option.

     (d) Exercise; Payment of Exercise Price. Options shall be exercised by delivery of a notice of exercise in a form approved by the Company. Subject to the provisions of the applicable Award Document, the exercise price of an Option may be paid (i) in cash or cash equivalents, (ii) by actual delivery or attestation to ownership of freely transferable Shares already owned by the person exercising the Option, (iii) by a combination of cash and Shares equal in value to the exercise price, (iv) through net share settlement or similar procedure involving the withholding of Shares subject to the Option with a value equal to the exercise price or (v) by such other means as the Committee may authorize. In accordance with the rules and procedures authorized by the Committee for this purpose, the Option may also be exercised through a “cashless exercise” procedure authorized by the Committee from time to time that permits Participants to exercise Options by delivering irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations or such other procedures determined by the Company from time to time.

     (e) Incentive Stock Options. The exercise price per Share of an Incentive Stock Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant of the Shares subject to such Incentive Stock Option and (ii) the Incentive Stock Option is not exercisable more than five (5) years from the date of grant thereof. No Participant shall be granted any Incentive Stock Option which would result in such Participant receiving a grant of Incentive Stock Options that would have an aggregate Fair Market Value in excess of one hundred thousand dollars ($100,000), determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year. No Incentive Stock Option may

8

be granted under the Plan after the tenth anniversary of the Effective Date. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, as amended from time to time.

8. Terms and Conditions of Restricted Stock and Restricted Stock Units

     (a) Restricted Stock. The Committee, in its discretion, may grant or sell Restricted Stock to Eligible Individuals. An Award of Restricted Stock shall consist of one or more Shares granted or sold to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document. Restricted Stock may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which it may be canceled.

     (b) Restricted Stock Units. The Committee, in its discretion, may grant Restricted Stock Units to Eligible Individuals. A Restricted Stock Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document, one or more Shares. Restricted Stock Units may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which they may be canceled. If and when the cancellation provisions lapse, the Restricted Stock Units shall become Shares owned by the applicable Participant or, at the sole discretion of the Committee, cash, or a combination of cash and Shares, with a value equal to the Fair Market Value of the Shares at the time of payment.

9. Stock Appreciation Rights

     (a) General. The Committee, in its discretion, may grant Stock Appreciation Rights to Eligible Individuals. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of Shares for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right specified in the applicable Award Document. The grant price per share of Shares covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant, but in no event shall the grant price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however, that the grant price of a Substitute Award granted as a Stock Appreciation Rights shall be in accordance with Section 409A of the Code and may be less than one hundred percent (100%) of the Fair Market Value. Payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or Shares, having an aggregate Fair Market Value as of the date of exercise equal to the excess, if any, of the Fair Market Value on the exercise date of the number of Shares for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right. The term of a Stock Appreciation Right settled in Shares shall not exceed seven (7) years.

     (b) Stock Appreciation Rights in Tandem with Options. A Stock Appreciation Right granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, a Stock Appreciation Right shall cover the same number of Shares as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term as the related Option. The grant price of a Stock Appreciation Right granted in tandem with an Option shall equal the per-share exercise price of the Option to which it relates. Upon exercise of a Stock Appreciation Right granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of Shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of Shares covered by the Option exercise.

10. Terms and Conditions of Performance Stock and Performance Units

     (a) Performance Stock. The Committee may grant Performance Stock to Eligible Individuals. An Award of Performance Stock shall consist of a Target Number of Shares granted to an Eligible Individual based on the achievement of Performance Targets over the applicable Performance Period, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document.

     (b) Performance Units. The Committee, in its discretion, may grant Performance Units to Eligible Individuals. A Performance Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document, a Target Number

9

of Shares or cash based upon the achievement of Performance Targets over the applicable Performance Period. At the sole discretion of the Committee, Performance Units shall be settled through the delivery of Shares or cash, or a combination of cash and Shares, with a value equal to the Fair Market Value of the underlying Shares as of the last day of the applicable Performance Period.

11. Other Awards

      The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Shares, for the acquisition or future acquisition of Shares, or any combination thereof.

12. Certain Restrictions

      (a) Transfers. No Award shall be transferable other than pursuant to a beneficiary designation under Section 12(c), by last will and testament or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order, as the case may be; provided, however, that the Committee may, subject to applicable laws, rules and regulations and such terms and conditions as it shall specify, permit the transfer of an Award, other than an Incentive Stock Option, for no consideration to a Permitted Transferee. Any Award transferred to a Permitted Transferee shall be further transferable only by last will and testament or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant.

      (b) Award Exercisable Only by Participant. During the lifetime of a Participant, an Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Award has been transferred in accordance with Section 12(a) above. The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.

      (c) Beneficiary Designation. The beneficiary or beneficiaries of the Participant to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit shall be determined under the Company’s Group Life Insurance Plan. A Participant may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, including the beneficiary designated under the Company’s Group Life Insurance Plan, and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant’s lifetime. In the absence of a valid designation under the Company’s Group Life Insurance Plan or otherwise, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from receiving the benefits under an Award, the Participant’s beneficiary shall be the Participant’s estate.

13. Recapitalization or Reorganization

      (a) Authority of the Company and Stockholders. The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Document, the number and kind of Shares authorized for issuance under Section 5 of the Plan, including the maximum number of Shares available under the special limits provided for in Section 5(c), may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, reverse stock spit, stock dividend, recapitalization, reorganization, partial or complete liquidation, reclassification, merger, consolidation, separation, extraordinary cash dividend, split-up, spin-off, combination, exchange of Shares, warrants or rights offering to purchase Shares at a price substantially below Fair Market Value, or any other corporate event or distribution of stock or property of the Company affecting the Shares in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number and kind of Shares subject to any outstanding Award and the exercise price per Share (or the grant price per Share, as the case may be), if any, under any outstanding Award may be equitably adjusted (including by payment of cash to a Participant) in the sole

10

discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants. Such adjustments shall be made by the Committee. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject.

14. Term of the Plan

      Unless earlier terminated pursuant to Section 16, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, except with respect to Awards then outstanding. No Awards may be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

15. Effective Date

      The Plan shall become effective on the Effective Date, subject to approval by the stockholders of the Company.

16. Amendment and Termination

      Subject to applicable laws, rules and regulations, the Board may at any time terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension (i) will be effective without the approval of the stockholders of the Company if such approval is required under applicable laws, rules and regulations, including the rules of NASDAQ and (ii) shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable (a) to comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (b) to take into account unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 13(b)), or (c) to take into account significant acquisitions or dispositions of assets or other property by the Company.

17. Miscellaneous

      (a) Tax Withholding. The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment of an Award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in Shares, the Company or a Subsidiary, as appropriate, may permit or require a Participant to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares that would otherwise be received by such individual or to repurchase shares that were issued to the Participant to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with all applicable laws and pursuant to such rules as the Committee may establish from time to time. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

      (b) No Right to Awards or Employment. No person shall have any claim or right to receive Awards under the Plan. Neither the Plan, the grant of Awards under the Plan nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of such Eligible Individual at any time. No Award shall constitute salary, recurrent compensation or contractual compensation for the year of grant, any later year or any other period of time. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under any other employee benefit plan or similar arrangement provided by the Company and the Subsidiaries, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

      (c) Securities Law Restrictions. An Award may not be exercised or settled, and no Shares may be issued in connection with an Award, unless the issuance of such shares (i) has been registered under the Securities Act of 1933, as amended, (ii) has qualified under applicable state “blue sky” laws (or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available) and (iii) complies with all applicable foreign securities laws. The Committee may require each Participant purchasing or acquiring Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the Shares for investment purposes and not with a view to the distribution thereof. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer

11

orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Shares are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (d) Section 162(m) of the Code. The Plan is intended to comply in all respects with Section 162(m) of the Code; provided, however, that in the event the Committee determines that compliance with Section 162(m) of the Code is not desired with respect to a particular Award, compliance with Section 162(m) of the Code will not be required. In addition, if any provision of this Plan would cause Awards that are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, to fail to so qualify, that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect.

      (e) Section 409A of the Code. Notwithstanding any contrary provision in the Plan or an Award Document, if any provision of the Plan or an Award Document contravenes any regulations or guidance promulgated under Section 409A of the Code or would cause an Award to be subject to additional taxes, accelerated taxation, interest and/or penalties under Section 409A of the Code, such provision of the Plan or Award Document may be modified by the Committee without consent of the Participant in any manner the Committee deems reasonable or necessary. In making such modifications the Committee shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A of the Code or the guidance promulgated thereunder.

      (f) Awards to Individuals Subject to Laws of a Jurisdiction Outside of the United States. To the extent that Awards under the Plan are awarded to Eligible Individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws, rules and regulations of such jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States.

      (g) Satisfaction of Obligations. Subject to applicable law, the Company may apply any cash, Shares, securities or other consideration received upon exercise or settlement of an Award to any obligations a Participant owes to the Company and the Subsidiaries in connection with the Plan or otherwise, including, without limitation, any tax obligations or obligations under a currency facility established in connection with the Plan.

      (h) No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action, whether or not such action would have an adverse effect on any Awards made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

      (i) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the issuance of Shares, cash or other form of payment in connection with an Award, nothing contained herein shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company. The Committee may, but is not obligated, to authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares with respect to awards hereunder.

      (j) Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

      (k) Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to Awards will be used for general corporate purposes.

      (l) Award Document. In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

12

      (m) Headings. The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

      (n) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

      (o) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

      (p) Arbitration. Any dispute, controversy or claim arising out of or relating to the Plan that cannot be resolved by the Participant on the one hand, and the Company on the other, shall be submitted to arbitration in the State of Connecticut under the National Rules for the Resolution of Employment Disputes of the American Arbitration Association; provided, however, that any such submission by the Participant must be made within one (1) year of the date of the events giving rise to such dispute, controversy or claim. The determination of the arbitrator shall be conclusive and binding on the Company and the Participant, and judgment may be entered on the arbitrator’s award in any court having jurisdiction. The expenses of such arbitration shall be borne by the Company; provided, however, that each party shall bear its own legal expenses unless the Participant is the prevailing party, in which case the Company shall promptly pay or reimburse the Participant for the reasonable legal fees and expenses incurred by the Participant in connection with such contest or dispute (excluding any fees payable pursuant to a contingency fee arrangement).

      (q) Governing Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut.

13

PROXY

Photronics, Inc.
2007 Annual Meeting of Shareholders
March 30, 2007
___________________________________________________

The undersigned hereby appoints Sean T. Smith, Edwin L. Lewis, and Michael J. Luttati, or any one or more of them acting in the absence of the others, with full power of substitution, as proxies of the undersigned, and hereby authorizes each or any of them to vote, as designated on the other side, all shares of Common Stock of Photronics, Inc., which the undersigned is entitled to vote if personally present at the 2007 Annual Meeting of Shareholders of Photronics, Inc. to be held at 9:00 am Eastern Daylight Time on March 30, 2007, at the Company’s headquarters located at Building 1, 15 Secor Road, Brookfield, CT 06804 and at any adjournments or postponements thereof.

1)	To elect the following 7 persons as directors:

	Walter M. Fiederowicz	George Macricostas	Michael J. Luttati

	Joseph A. Fiorita, Jr.	Willem D. Maris

	Constantine S. Macricostas	Mitchell G. Tyson

[ ]	FOR all nominees listed above (except as marked to the contrary below).
[ ]	Withhold authority to vote for all nominees listed above.
[ ]	For All Except INSTRUCTION: To withhold authority to vote, mark "For All Except" and write that nominee's name below:

2)	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending October 28, 2007.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3)	To approve the 2007 Long Term Equity Incentive Plan

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy will be voted (or not voted) on Items 1, 2, and 3 as directed by the shareholder, but if no direction is indicated, will be voted FOR each Item. The Board of Directors recommends a vote FOR each of the Items.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please sign as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Please mark, sign, date and return this proxy card using the enclosed envelope.

For address changes, please check this box and write them on the back where indicated.     [  ]

Signature(s)

Signature(s)

Dated:	, 2007

PHOTRONICS, INC. 15 SECOR ROAD BROOKFIELD, CT 06804

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Photronics, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PHTRN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PHOTRONICS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Vote On Directors					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the numbers(s) of the nominee(s) on the line below.
1)	To elect the following 7 persons as Directors:
	01) Walter M. Fiederowicz 02) Joseph A. Fiorita, Jr. 03) Michael J. Luttati 04) Constantine S. Macricostas	05) George C. Macricostas 06) Willem D. Maris 07) Mitchell G. Tyson			☐	☐	☐	____________________________
									For	Against	Abstain

2)	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending October 28, 2007.								☐	☐	☐

3)	To consider and vote on a proposal to approve the 2007 Long Term Equity Incentive Plan.								☐	☐	☐

4)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy will be voted (or not voted) on Items 1, 2 and 3 as directed by the shareholder, but if no direction is indicated, will be voted FOR each Item. The Board of Directors recommends a vote FOR each of the Items.

Please sign as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Please mark, sign, date and return this proxy card using the enclosed envelope.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

				Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.				☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)		Date

PROXY

Photronics, Inc.

2007 Annual Meeting of Shareholders

March 30, 2007

The undersigned hereby appoints Sean T. Smith, Edwin L. Lewis, and Michael J. Luttati, or any one or more of them acting in the absence of the others, with full power of substitution, as proxies of the undersigned, and hereby authorizes each or any of them to vote, as designated on the other side, all shares of Common Stock of Photronics, Inc., which the undersigned is entitled to vote if personally present at the 2007 Annual Meeting of Shareholders of Photronics, Inc. to be held at 9:00 a.m. Eastern Daylight Time on March 30, 2007 at the Company's headquarters located at Building 1, 15 Secor Road, Brookfield, CT 06804, and at any adjournments or postponements thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Please date and sign proxy card on other side)